Exhibit 10.8
                                                                    ------------



                 FIFTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN
                             AND SECURITY AGREEMENT

     THIS FIFTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Agreement") is entered into as of August 14, 2002 by and among RHEOMETRIC SCIENTIFIC, INC., a corporation organized under the laws of the State of Delaware ("RSI"), RHEOMETRIC SCIENTIFIC LIMITED, a company organized under the laws of England and Wales ("RSL"), RHEOMETRIC SCIENTIFIC FRANCE SARL, a limited liability company organized under the laws of France ("RSF"), RHEOMETRIC SCIENTIFIC GmbH, a corporation organized under the laws of Germany ("RSG"), RHEOMETRIC SCIENTIFIC F.E. LTD., a corporation organized under the laws of Japan ("RSLFE"), PROTEIN SOLUTIONS HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("PSI"), PROTEIN SOLUTIONS, INC., a corporation organized under the laws of the Commonwealth of Virginia ("Protein Inc."), PROTEIN SOLUTIONS LIMITED, a company organized under the laws of England and Wales ("Protein Ltd.") and AVIV INSTRUMENTS, INC., a corporation organized under the laws of the State of Delaware ("Aviv") (collectively the "Borrowers" and individually each a "Borrower"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                    RECITALS

     Whereas, the Borrowers and PNC entered into a Revolving Credit, Term Loan and Security Agreement dated March 6, 2000, as amended by a First Amendment thereto dated August 31, 2000 a Second Amendment thereto dated March 16, 2001, a Third Amendment thereto dated June 1, 2001, and a Fourth Amendment thereto dated March 27, 2002 (as may be further amended, the "Loan Agreement"); and

     Whereas, Borrowers and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

     Now, therefore, in consideration of PNC's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                   AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

2)   MODIFICATIONS.  The Loan  Agreement  be and hereby is  modified as follows:


         Section 6.5 of the Loan Agreement be and hereby is deleted, and replaced with a new Section 6.5. to read as follows:

              6.5 Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio of not less than .20 to 1 for the three month period ending 03/31/02; .65 to 1 for the six month period ending 06/30/02, 0.85 to 1 for the nine month period ending 09/30/02, 1.1 to 1 for the twelve month period ending 12/31/02, and maintain, thereafter, on a quarterly basis at each quarter end on a rolling four-quarter basis, a Fixed Charge Coverage Ratio of not less than 1.10 to 1.

3) WAIVER. The Agent and the Lenders hereby waive the Borrower's failure to comply with Section 6.5, the Fixed Charge Coverage Ratio for the period ending 06/30/02.

4)   ACKNOWLEDGMENTS. Borrowers acknowledge and represent that:

     (A) the Loan Agreement and other Loan Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

     (B) to the best of their knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the other Loan Documents has occurred;

     (C) all representations and warranties of the Borrowers contained herein and in the other Loan Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

     (D) Borrowers have taken all necessary action to authorize the execution and delivery of this Agreement; and

     (E) this Agreement is a modification of an existing obligation and is not a novation.

5) PRECONDITIONS. As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

     (A) provide the Bank with a resolution, in form and substance acceptable to the Bank, which approves the modification contemplated hereby.

     (B) pay to the Bank a waiver fee in the amount of $50,000.

     (C) pay all other fees and costs incurred by the Bank in entering into this Agreement.

6) MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

7) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New Jersey.


IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.



ATTEST:                                 RHEOMETRIC SCIENTIFIC, INC.





BY: /s/ Joseph Musanti                  By: /s/ Mark F. Callaghan
   ---------------------                   -------------------------------------
   Name: JOSEPH MUSANTI                    Name: MARK F. CALLAGHAN
   Title:  Asst.  Secretary                Title:  Executive Vice President


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



                                        RHEOMETRIC SCIENTIFIC LIMITED


                                        By:  /s/ Joseph Musanti
                                           -------------------------------------
                                           Name:  JOSEPH MUSANTI
                                           Title: Director



                                        RHEOMETRIC SCIENTIFIC FRANCE SARL


                                        By:  /s/ Joseph Musanti
                                           -------------------------------------
                                           Name:  JOSEPH MUSANTI
                                           Title: mANAGER



                                        RHEOMETRIC SCIENTIFIC GmbH


                                        By:  /s/ Joseph Musanti
                                           -------------------------------------
                                           Name:  JOSEPH MUSANTI
                                           Title: Under Power of Attorney from
                                           Manfred Herzog, Managing Director



                                        RHEOMETRIC SCIENTIFIC F.E. LTD.


                                        By:  /s/ Joseph Musanti
                                           -------------------------------------
                                           Name:  JOSEPH MUSANTI
                                           Title: Chairman and Representative
                                           Director



ATTEST:                                 PROTEIN SOLUTIONS HOLDINGS, INC.



BY: /s/ Joseph Musanti                  By: /s/ Mark F. Callaghan
   ---------------------                   -------------------------------------
   Name: JOSEPH MUSANTI                    Name: MARK F. CALLAGHAN
   Title:  Asst.  Secretary                Title:  Vice President



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



ATTEST:                                 PROTEIN SOLUTIONS, INC.



BY: /s/ Joseph Musanti                  By: /s/ Mark F. Callaghan
   ---------------------                   -------------------------------------
   Name: JOSEPH MUSANTI                    Name: MARK F. CALLAGHAN
   Title:  Asst.  Secretary                Title:  Vice President


                                        PROTEIN SOLUTIONS LIMITED



                                        By:  /s/ Mark F. Callaghan
                                           -------------------------------------
                                           Name: MARK F. CALLAGHAN
                                           Title: Director



ATTEST:                                 AVIV INSTRUMENTS, INC.



BY: /s/ Joseph Musanti                  By: /s/ Mark F. Callaghan
   ---------------------                   -------------------------------------
   Name: JOSEPH MUSANTI                    Name: MARK F. CALLAGHAN
   Title:  Asst.  Secretary                Title:  Vice President



                                        PNC BANK, NATIONAL ASSOCIATION
                                        Lender and as Agent


                                        By:  /s/ Arthur V. Lippens
                                           -------------------------------------
                                           Name: ARTHUR V. LIPPENS
                                           Title: Director





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